AGREEMENT


     This Agreement is entered into among Loch Harris, Inc. ("Loch") and Stockton Feed and Milling, Inc. ("Stockton") and Ranchers Feed Yards, Inc ("Ranchers"). (Stockton and Ranchers are hereinafter collectively referred to as "Borrower) and Elton Holland, Jr. ("Lender") to be effective this 16th day of August 2001.

     WHEREAS,  Loch  acquired  Borrower  from  Lender  pursuant  to that certain
Agreement of Purchase and Sale, dated December 30, 1999 (the "Purchase Agreement"); and

     WHEREAS, in connection with such transaction, Loch paid Lender $924,491 in cash, plus a promissory note in the amount of $1,459,676 on the terms and conditions as specified in the note; and

     WHEREAS, the sole recourse of Lender for default on the Note was to take possession of certain common stock of Loch which had been pledged as collateral; and

     WHEREAS, pursuant to the provisions of the Purchase Agreement, Loch pledged an original amount of 4,819,674 shares of common stock and subsequently in December 2000 issued an additional 13,095,241 shares and Lender assumed possession and ownership of all of the foregoing shares on or about January 15, 2001; and

     WHEREAS, as a result of Loch going into noncompliance status by failing to file its periodic reports pursuant to the Securities Exchange Act of 1934, Lender has not been able to negotiate the Loch stock he received; and

     WHEREAS, certain officers and/or directors or their designees of Loch have advanced or loaned to or on behalf of Borrower for Borrower's operations certain funds; and

     WHEREAS, Lender has agreed to serve as a consultant to Borrower since November 2000 in an effort to improve operations and results at Borrower; and

     WHEREAS, Borrower and consultant have been hampered in their efforts due to cash constraints, among other things; and

     WHEREAS, Loch, Borrower and Lender desire to amend the Purchase Agreement and related documents, including the Note as provided herein, including but not limited to substitution of collateral, a rescission and return to Loch of certain of the Loch stock received by Lender in connection with the Purchase Agreement, and an obligation of Lender to use the Loch stock Lender retains to satisfy certain obligations contained in the Loan Documents and/or to return the remaining stock to Loch or its designee under certain conditions as specified in the Loan Documents; and

     WHEREAS, to accomplish to foregoing, the parties have agreed to enter into the Promissory Note, Loan Agreement and Deed of Trust/Financing Statement/Security Agreement attached hereto and collectively referred to as the "Loan Documents" and this Agreement; and.

     WHEREAS, cilk and solar water pumps located at Borrower's facility, with the exception of the one installed solar water pump unit, are specifically not the property of Borrower and are not included in collateral and can be freely removed by Borrower, Loch or their designees from the Borrower's premises at any time that they choose; and

     WHEREAS, any sums of whatever nature owed to Borrower by Loch or any affiliate of Borrower or Loch (including, but not limited to, in connection with the Tuli cattle) are hereby written off and shall not be considered as a claim or collateral of any nature by Lender or any other party; and

     WHEREAS, Lender acknowledges that neither Loch nor any of its affiliates will be infusing additional capital into Borrower's operation or Borrower and that Borrower must be able to operate on a stand-alone basis; and

     WHEREAS, Lender acknowledges that successful operation of Borrower will depend on the employees of Borrower as well as the best efforts of Holland in his consulting capacity; and

     WHEREAS, Lender has indicated and Borrower acknowledges its approval that Lender may purchase, in his individual capacity grain, grass and other items used by Borrower, store such items on Borrower's property in a clearly marked area at no charge to Lender, and sell such items to Borrower on an as needed basis by Borrower at Lender's cost, plus a commercially reasonable interest factor; and

     WHEREAS, Lender is relying solely on his own review and that of his legal and other advisors in entering into this Agreement, and the Loan Documents, including but not limited to the decision to rescind the stock transaction and return 13,095,241 shares to Loch or its designee and encumber the remaining 4,819,674 shares retained by him with certain obligations pursuant to the Loan Documents; and

     WHERAS, Lender represents and warrants to Loch and Borrower that it is sophisticated in making such decisions, that it is an accredited person as that term is used in the securities laws (i.e., in this situation that it has a net worth of $1,000,000 or more) and that it has had full opportunity to conduct a review of Loch and Borrower in connection with Lender's decision to enter into this Agreement and the Loan Documents, including the decision to rescind the stock transaction and return the stock to Loch or its designee.

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Lender returns and relinquishes any claim of whatever nature to 13,095,241 Loch common stock and all rights related thereto to Loch or its designees. Lender shall retain 4,819,674 shares which shares and any dividends or distributions thereon ("Stock Related Property" as more fully defined in the Loan Documents) all of which shall be subject to the provisions and obligations contained in this Agreement and the Loan Documents.

     2. Borrower grants to Lender a collateral security interest in the property described in the Loan Documents attached hereto and Lender agrees to deal with such collateral and the Stock Related Property as specified in the Loan Documents.

     3. Lender on behalf of himself and his heirs, assigns, successors, agents and affiliates releases, discharges and agrees to hold harmless Loch, Borrower and their respective predecessors, successors, officers, directors, shareholders, employees, agents and affiliates from any liability of whatever nature (except for obligations in the Loan Documents) from any matter related to the original Purchase Agreement, Note, Loch stock issuance, the ownership or operation of Borrower and any other matter related whatsoever to any of the foregoing, including, but not limited to any and all claims, demands, suits, causes of action, debts, liabilities, expense or cost of whatsoever kind or character (including, but not limited to any matter related to federal or state securities laws, claims to any ownership of whatever nature by stock, options or otherwise to Loch or to affiliates, fraud, interference with protected rights, breach of contract, intentional or negligent infliction of emotional distress, conversion, interference with present or prospective business relations or contracts) arising under federal or state statutory or common law, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, whether arising under statutory or common law, the law of contracts, torts or property rights at law or in equity arising at any time by reason of any matter whatsoever in any way directly or indirectly related to, based upon or arising out of the matters released hereby.

     4. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable by a court of competent jurisdiction, with respect to any party hereto, then such provision may be reformed or enforced only to the extent legally permitted with respect to such party. Such invalidity, illegality, unenforceability or reformation shall not affect the enforceability of this Agreement against the other parties hereto or otherwise affect the remainder of this Agreement.

     5. The parties agree that any dispute arising in any way related to this Agreement shall be governed by the laws of the State of Texas and shall be litigated, if at all, exclusively in the courts in Travis County, Texas.

     6. All notices and other communications hereunder shall be in writing and shall be deemed received (i) when actually received, if delivered personally; (ii) when sent if by facsimile transmission and a confirmation is received; (iii) one business day after deposit with an internationally recognized express courier for overnight or next day delivery; or (iv) three business days after deposit with the United States mail service, if mailed by registered or certified mail, return receipt requested, postage prepaid. All notices to the parties shall be at the following addresses, or at such other address for a party as shall be specified by like notice to the other party; provided that a notice of a change of address shall be effective only upon receipt thereof.

            Lender:     10255  CR  303
                        Dublin,  Texas  76446

            Borrower:   c/o  Loch  Harris,  Inc.
                        8303  North  Mopac  Expressway
                        Suite  A-101
                        Austin,  Texas  78759

            Loch:       8303  North  Mopac
                        Suite  A-101
                        Austin,  Texas  78759

     7. Lender agrees to treat this Agreement as confidential and neither the existence of this Agreement nor the terms thereof shall be disclosed to any other person, corporation or entity without the written approval of Loch or Borrower, except as is required by court order or other judicial or regulatory order or as is necessary to record certain documents related to the Loan Documents. In addition, Lender agrees that it will not defame, libel, slander or otherwise make any demeaning or derogatory remarks or statements about Loch, Borrower, their affiliates or any officer, director, employee or agent thereof.

     8. The parties to this Agreement represent and warrant that they are properly authorized to enter into this Agreement and the related Loan Documents and that they are the current legal and beneficial owner of all claims, remedies, demands, causes of action and liabilities addressed in this Agreement and the Loan Documents. Elton Holland, Jr. additionally and specifically represents and warrants to the other parties to this Agreement and the Loan Documents that he is the sole owner of all matters addressed or released by him; that he has sole authority and right to execute and deliver this Agreement and the Loan Documents and that neither Georgia Holland nor any of her heirs or any other party has any ownership interest or right whatsoever in the matters addressed or released by him in this Agreement or the Loan Documents.

     9. (a) The parties hereto each represent and warrant that they have carefully reviewed this Agreement and have fully informed themselves of and understand its terms, contents and provisions; that they have consulted with their own advisors and attorneys as they deemed necessary, and any questions they have pertaining to this Agreement have been answered and fully explained by such advisors; that no promise, representation, or statement of any kind has been made to them, whether oral or written, by any of the other parties hereto or by anyone acting for them or by any other person, except as expressly stated herein; and that the terms of this Agreement are contractual and not mere recitals.

     (b) The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any of the parties.

     (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same document.

     EXECUTED  TO  BE  EFFECTIVE  as  of  the  day and year first above written.


                    LOCH  HARRIS,  INC.



                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________



                    STOCKTON  FEED  AND  MILLING,  INC.



                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________



                    RANCHERS  FEED  YARDS,  INC.



                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________


                    _____________________________________
                    Elton  Holland,  Jr.